UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2012

PARKER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-07573	73-0618660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 100 Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 406-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 9, 2012, Parker Drilling Company (the “Company”) entered into the Fourth Amendment (the “Fourth Amendment”) to the Credit Agreement dated as of May 15, 2008 among the Company, the lenders party thereto and Bank of America N.A., as administrative agent (the “Credit Agreement”).

Pursuant to the Fourth Amendment, the Credit Agreement was amended to clarify the definition of permitted refinancing indebtedness under the Credit Agreement.

The foregoing description of the Fourth Amendment is not complete and is qualified by reference to the complete document, which is filed as Exhibit 10.1 to this report.

Item 8.01 Other Events

On April 11, 2012, the Company announced that it intends, subject to market and other conditions, to offer and sell an additional $125 million aggregate principal amount of its 9 1/8% Senior Notes due 2018 in a private offering. A copy of the press release is filed as exhibit 99.1 to this report.

Also on April 11, 2012, the Company announced that it has commenced an any and all cash tender offer for its $125 million aggregate principal amount of its outstanding 2.125% Convertible Senior Notes due 2012. A copy of the press release is filed as Exhibit 99.2 to this report.

Both press releases are incorporated by reference into this Item 8.01 and the foregoing descriptions of the press releases are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment to Credit Agreement, dated as of April 9, 2012, among Parker Drilling Company, as Borrower, certain Subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and Bank of America N.A., as administrative agent.

99.1	Press Release announcing proposed notes offering issued by Parker Drilling Company, dated April 11, 2012.

99.2	Press Release announcing commencement of tender offer for convertible senior notes issued by Parker Drilling Company, dated April 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: April 11, 2012	By:	/s/ Jon-Al Duplantier

Jon-Al Duplantier
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Credit Agreement, dated as of April 9, 2012, among Parker Drilling Company, as Borrower, certain Subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and Bank of America N.A., as administrative agent.

99.1	Press Release announcing proposed notes offering issued by Parker Drilling Company, dated April 11, 2012.

99.2	Press Release announcing commencement of tender offer for convertible senior notes issued by Parker Drilling Company, dated April 11, 2012.

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